Exhibit 4.1
                           FORM OF STOCK CERTIFICATE

                          [FRONT OF STOCK CERTIFICATE]

                          NEW PEOPLES BANKSHARES, INC.
           INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

 NUMBER                                                                 SHARES

---------------------                                         ------------------

  OWNER(S)                                                       SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS






         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF 4.00 PER SHARE OF NEW PEOPLES BANKSHARES, INCORPORATED, transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

         Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

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AUTHORIZED SIGNATURE                         AUTHORIZED SIGNATURE


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                                          -------------------------------------
                                                       SHAREHOLDER


                                          -------------------------------------
                                                    CERTIFICATE NUMBER


                                          -------------------------------------
                                                          SHARES


                                          -------------------------------------
                                              PLAN NUMBER           DATED


                                          -------------------------------------
                                                         CUSIP


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
                           [BACK OF STOCK CERTIFICATE]

         AT SUCH TIME AS THE CORPORATE IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS, IT WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST TO THE OFFICE OF THIS CORPORATION IN HONAKER, VIRGINIA, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF ANY PREFERRED OR SPECIAL CLASS AUTHORIZED TO BE ISSUES IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RLEATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF ANY PREFERRED OR SPECIAL CLASS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  - as tenants in common          UNIF GIFT MIN ACT -  . . . . Custodian . . . . .
                                                                      (Cust)       (Minor)
      TEN ENT  - as tenants by the entireties                   under Uniform Gifts to Minors
                                                                Act  . . . . . . . . . . . .
      JT TEN   - as joint tenants with right of                            (State)
               survivorship and not as tenants
               in common

     Additional abbreviations may also be used though not in the above list.


For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock, on the books, of the within named Corporation with full power of substitution in the premises.

Dated ________________
                                    --------------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. SIGNATURE MUST BE GUARANTEED.

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                                                       ENDORSEMENT GUARANTEED